                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                  /s/ R. W. Gillespie
                                         ---------------------------------------

                                                                      Exhibit 24


                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                   /s/ K. Brent Somers
                                         ---------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 15, 1997.

                                                        /s/ Lee G. Irving
                                                 -------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                     /s/ Cecil D. Andrus
                                            ------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                      /s/ William G. Bares
                                             -----------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                    /s/ A.C. Bersticker
                                            ------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                 /s/ Kenneth M. Curtis
                                         ---------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                  /s/ John C. Dimmer
                                         ---------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                /s/ Lucie J. Fjeldstad
                                        ----------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                  /s/ Stephen R. Hardis
                                         ---------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                     /s/ Henry S. Hemingway
                                               ---------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                      /s/ Charles R. Hogan
                                                --------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                      /s/ Douglas J. McGregor
                                                   -----------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                    /s/ Henry L. Meyer III
                                                --------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                      /s/ Steven A. Minter
                                                --------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                      /s/ M. Thomas Moore
                                                --------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                    /s/ Richard W. Pogue
                                            ------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                   /s/ Ronald B. Stafford
                                            ------------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                      /s/ Dennis W. Sullivan
                                                   -----------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                  /s/ Peter G. Ten Eyck, II
                                             -----------------------------------

                                                                      Exhibit 24

                                     KEYCORP
                                     -------

                                POWER OF ATTORNEY
                                -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, John A. Simonson, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file (i) registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as are applicable) with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to effect an exchange offer of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 under the Securities Act of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $500,000,000, and (ii) any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 16, 1997.

                                                  /s/ Nancy B. Veeder
                                          --------------------------------------